UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

331 N. Main Street Euless, Texas 76039 (Address of principal executive offices, including ZIP code)
(817) 835-4105 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012, U.S. Concrete, Inc. (the “Company”) has explored various financing alternatives to improve its capital structure, including exchange offers with the Company’s existing security holders. On November 30, 2012, the Company reached a non-binding agreement in principle regarding a potential exchange offer for the Company’s outstanding 9.5% Convertible Secured Notes Due 2015 (the “Notes”) with certain security holders that the Company believes hold more than 50% of the aggregate principal amount of the Notes. Proposed terms for the exchange offer are set forth in a preliminary non-binding term sheet (the “Term Sheet”). Although the Company intends to pursue an exchange offer, there can be no assurance that the Company will be successful in completing an exchange offer on the terms set forth in the Term Sheet, on different terms or at all.

Given certain provisions contained in the confidentiality agreements between the Company and the security holders, the Company is obligated to disclose material non-public information provided to such holders not later than a date certain. In connection therewith, the Term Sheet is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Term Sheet and the information contained in this Current Report on Form 8-K are for informational purposes only and do not constitute an offer to buy, nor a solicitation of an offer to sell, the Notes.  The exchange offer for the Notes will be made only pursuant to exchange offer documents, including a tender offer statement.  Security holders are urged to read the Company’s exchange offer documents, including the tender offer statement, if and when they become available because they will contain important information regarding the exchange offer.  Investors will be able to obtain copies of any documents filed with the SEC regarding the exchange offer, free of charge, at the SEC’s website (www.sec.gov), at the Company’s website (www.us-concrete.com) or by contacting U.S. Concrete, Inc. at 817-835-4111 or email lrussell@us-concrete.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains various forward-looking statements and information that are based on management’s beliefs, as well as assumptions made by and information currently available to management. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements relate to future events or our future financial performance. These forward-looking statements speak only as of the date of this Current Report. The Company disclaims any obligation to update these statements and cautions you not to rely unduly on them. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to the possibility that the exchange offer will not be completed on the terms set forth in the Term Sheet or otherwise. Additional risks affecting the Company are discussed in greater detail in the Company’s filings with the Securities and Exchange Commission; including the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its subsequent filings on Form 10-Q.  Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Term Sheet, dated as of November 30, 2012, of U.S. Concrete, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: November 30, 2012	By: /s/ William J. Sandbrook
Name: William J. Sandbrook
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Term Sheet, dated as of November 30, 2012, of U.S. Concrete, Inc.